EXHIBIT 10.7
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                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of January 6, 2006, by and among THOMAS PHARMACETICALS, INC., a New Jersey corporation (the "Company"); IVOICE, INC., a New Jersey corporation (the "Investor"); and Meritz & Muenz LLP ( "Escrow Agent").


                                   BACKGROUND

         WHEREAS, the Company was formed by the merger (the "Merger") of Thomas Pharmaceuticals Ltd., a New York corporation ("TPL"), with and into Thomas Pharmaceuticals, Ltd. (f/k/a iVoice Acquisition Corp.), a New Jersey corporation ("iVoice Acquisition"), pursuant to the terms of that certain Agreement and Plan of Merger, by and among Investor, iVoice Acquisition, TPL and the then Shareholders of TPL, dated as of the date hereof (the "Merger Agreement"), and pursuant to the Merger Agreement and the Transaction Documents (as defined therein), (i) the then Shareholders of TPL (the "Series A Preferred Shareholders") acquired and now hold one hundred percent (100%) of the outstanding shares of Series A Preferred Stock of the Company, no par value per share (the "Series A Preferred Stock"), and (ii) iVoice acquired and will acquire up to seven hundred and fifty (750) shares of the Series B Preferred Stock of the Company, no par value per share (the "Series B Preferred Stock"), and (B) one hundred (100) shares of the Common Stock of the Company, no par value per share.

         WHEREAS, (i) Immediately prior to the merger, iVoice Acquisition issued to Investor (A) three hundred twenty five (325) shares of the Company's Series B Preferred Stock, no par value per share (the "Series B Preferred Stock"), (B) a purchased convertible debenture in the principal amount of Three Hundred Sixty Thousand Dollars ($360,000) and (C) an convertible debenture issued as payment for the agreement to provide certain administrative services in the principal amount of One Hundred Thousand Dollars ($100,000) (together, the "Initial Convertible Debentures"), each of which were converted into securities of the Company on the same terms and conditions they were issued by iVoice Acquisition immediately prior to the merger, and (ii) pursuant to the terms of the Merger Agreement, iVoice has agreed to purchase (A) additional convertible debentures in an aggregate principal amount of up to Four Hundred Twenty Five Thousand Dollars ($425,000) at par (together with the Initial Convertible Debentures, the "Convertible Debentures"), an (B) four hundred twenty five additional shares of Series B Preferred Stock (all such securities of the Company being referred to herein as the "Convertible Securities"), each convertible into shares of the Company's common stock, no par value per share (the "Common Stock"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Convertible Debentures.

         WHEREAS, the Company and the Investor have agreed that, at the time that a Form SB-2 filed by the Company with the Securities and Exchange Commission ("SEC") with respect to the Spin-Off Transactions (as such term is defined in the Shareholders' Agreement (as defined in the Merger Agreement)) is deemed effective by the SEC, the Company shall deposit 1,000,000,000 shares of Common Stock in a segregated escrow account to be held by Escrow

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Agent (the "Escrow Shares"), which shall be made available for disbursement to
Investor upon receipt by Escrow Agent of the Convertible Securities, together with an executed conversion form thereto fully completed and executed by the Investor with respect to any Convertible Securities;

         WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the Escrow Shares deposited with it in accordance with the terms of this Agreement.

         NOW THEREFORE, in for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

         1. Appointment of and Acceptance by Escrow Agent.

         a. The Investor and the Company hereby appoint the Escrow Agent to serve as the holder of the Escrow Shares, which shall be issued upon the conversion of the Convertible Securities in accordance with their respective terms. The Escrow Agent hereby accepts such appointment and, upon receipt via D.W.A.C or the certificates representing the Escrow Shares in accordance with
Section 3 below, agrees to hold and disburse the Escrow Shares in accordance with this Agreement.

         b. The Company hereby acknowledges that the Escrow Agent is counsel to the Investor in connection with the transactions contemplated and referenced herein. The Company agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referenced herein, the Escrow Agent shall be permitted to continue to represent the Investor and the Company will not seek to disqualify such counsel for such reason.

         2. Creation of Escrow Account/Common Stock Account.

         a. On or prior to the date of this Agreement, the Escrow Agent shall establish an account for the receipt of physical stock certificates of the Escrow Shares. The Company, on or prior to the date that a Form SB-2 filed by the Company with the SEC with respect to the Spin-Off Transactions is deemed effective by the SEC, will deliver certificates for 1,000,000,000 share of Common Stock, to be held by the Escrow Agent for the account of the Company as Escrow Shares and released pursuant to the terms of this Agreement.

         3. Disbursements from the Escrow Account.

         a. At such time as Escrow Agent has received a notice from the Investor stating that the Convertible Securities, or any part thereof are being converted (the "Conversion Notice") together with the Convertible Securities referred to in such Conversion Notice, the Escrow Agent shall immediately notify the Company and the Shareholder Representative under the Merger Agreement of receipt of such Conversion Notice. No later than two (2) business days following receipt of Conversion Notice, the Escrow Agent will release to the Investor one or more certificates evidencing the number of Escrow Shares specified in the Conversion Notice, which number shall not exceed the number of Escrow Shares. In releasing such Escrow Shares to the Investor the Escrow Agent is authorized to rely upon such Conversion Notice from the

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Investor and may accept any signatory from the Investor listed on the signature page to this Agreement and any other signature from the Investor that the Escrow Agent has on file.

         b. Following receipt of all of the Convertible Securities and Conversion Notices with respect to the full and complete conversion of all Convertible Securities (or proof to the reasonable satisfaction of the Escrow Agent that the obligations of the Company under the Convertible Securities have been satisfied other than through conversion), the Escrow Agent shall release the remaining Escrow Shares to the Company, and, following such release, the obligations of the Escrow Agent under this Agreement shall terminate.

         c. Upon the conversion of one or more of the Convertible Securities, the Escrow Agent shall deliver to the Company such Convertible Securities for cancellation; provided, however, in the event that such Convertible Securities have not been fully converted, the Escrow Agent shall request from the Company new Convertible Securities representing the unconverted portions or such partially converted Convertible Securities and, upon receipt from the Company, shall deliver to Investor such replacement Convertible Securities and to the Company the partially converted Convertible Securities.

         d. As compensation for its services under this Agreement, the Escrow Agent shall receive a transaction fee of five hundred dollars ($500), payable by the Company, for each transaction or series of transactions undertaken pursuant to a Conversion Notice received by the Escrow Agent.

         4. Suspension of Performance: Disbursement Into Court.

         a. Escrow Agent. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Shares or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Shares or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 5 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  i. Suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); and/or

                  ii. Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, the Escrow Shares.

         b. Liability of Escrow Agent. Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or

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be alleged to have arisen, out of or as a result of any delay in the disbursement of Escrow Shares or any delay in with respect to any other action required or requested of Escrow Agent.

         5. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a joint written direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 9(a)(iv) and 9(b)(iv), below, jointly shall appoint a successor Escrow Agent hereunder. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit and remain obligations of such Escrow Agent, as the case may be, as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Shares and shall deliver all Escrow Shares to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable

         6. Liability of Escrow Agent.

         a. Escrow Agent shall have no liability or obligation with respect to the Escrow Shares except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Shares in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with any account in which Escrow Shares are deposited, or this Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

         b. The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Shares, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of

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the Escrow Shares is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         7. Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party, whereupon Escrow Agent shall promptly reimburse the Company for any and all expenses paid to the Escrow Agent in respect of such claims. If any indemnifiable action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if
(a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and Indemnified Party shall have been advised by counsel that there may be one or more

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legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Company shall be liable to pay fees and expenses of counsel pursuant to the preceding sentence, except for any fees or expenses the Investor agrees to pay under clause (a) above, which shall be paid by Investor. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow

         8. Expenses of Escrow Agent. The Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

         9. Warranties.

         a. The Investor makes the following representations and warranties to the Escrow Agent:

                  i. The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  ii. This Agreement has been duly approved by all necessary action of the Investor and has been executed by duly authorized officers of the Investor, enforceable in accordance with its terms.

                  iii. The execution, delivery, and performance of the Investor of this Agreement will not violate, conflict with, or cause a default any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                  iv. Jerome Mahoney has been duly appointed to act as the representative of Investor hereunder and has full power and authority to execute, deliver, and perform this Agreement to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

                  v. No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Shares or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Shares or any part thereof.

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                  vi. All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Shares.

         b. The Company makes the following representations and warranties to Escrow Agent and the Investor:

         i. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

         ii. This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

         iii. The execution, delivery, and performance by the Company of this Escrow Agreement is in accordance with the Transaction Documents and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

         iv. Farris M. Thomas, Jr. has been duly appointed to act as the representative of the Company hereunder and as the Shareholder Representative and has full power and authority to execute, deliver, and perform this Agreement, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

         v. No party other than the parties hereto shall have, any lien, claim or security interest in the Escrow Shares or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Shares or any part thereof.

         vi. All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Shares.

         10. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

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         11. Notice. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally, against written receipt thereof, or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a party as shall be specified by like notice):

If to Investor, to:                         iVoice, Inc.
                                            750 route 34
                                            Matawan, NJ 07747
                                            Attention: Jerome Mahoney
                                            Telephone: 732-441-7700
                                            Facsimile: 732-441-9895

If to Escrow Agent, to:                     Meritz & Muenz LLP
                                            2021 O Street, NW
                                            Washington, DC 20036
                                            Attention: Lawrence A. Muenz, Esq.
                                            Telephone: 202-787-1964
                                            Facsimile: 202-787-39095

If to Company, to:                          Thomas Pharmaceuticals, Inc
                                            c/o iVoice, Inc.
                                            750 Route 34
                                            Matawan, NJ 07747
                                            Attention: Jerome Mahoney
                                            Telephone: 732-441-7700
                                            Facsimile: 732-441-9895


         Or to such other address as each party may designate for itself by like notice.

         12. Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties of the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         13. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         14. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

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         15. Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Shares and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Shares.

         16. Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

         17. Execution of Counterparts. This Agreement may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

         18. Termination. Upon the disbursement of all Escrow Shares in the Escrow Account, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Shares.

         IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.


                           IVOICE INC.

                           By: _____________________________
                           Name: Jerome R. Mahoney
                           Title: President and Chief Executive  Officer


                           THOMAS PHARMACEUTICALS, INC.

                           By: _____________________________
                           Name: Farris M. Thomas, Jr.
                           Title: Chief Executive Officer


                           ESCROW AGENT

                           By: _____________________________
                           Name:
                           Title:



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